SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)
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NATIONWIDE VARIABLE INSURANCE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
(800) 848-6331

September 21, 2011

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the NVIT Multi-Manager Small Company Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”).

Specifically, the Board of Trustees of the Trust (the “Board”) has approved the selection of OppenheimerFunds, Inc. (“Oppenheimer”) to serve as a new subadviser to the Fund. At the same time, the Board approved the termination of Aberdeen Asset Management, Inc. (“Aberdeen”) and Waddell & Reed Investment Management Company (“WRIMCO”) as subadvisers to the Fund. These changes became effective on July 11, 2011. The Trust has received an exemptive order from the U.S. Securities and Exchange Commission that allows certain subadviser changes to be made without shareholder approval (the “Manager of Managers Order”). The Manager of Managers Order instead requires that this Information Statement be sent to you. The full information statement will also be available on the Fund’s website at http://www.nationwide.com/mutualfundsshareholdernews until December 31, 2011. A paper or email copy of the full information statement may be obtained, without charge, by contacting the Fund at 877-708-3611.

The Board approved the appointment of Oppenheimer as a subadviser to the Fund upon the recommendation of Nationwide Fund Advisors (“NFA”), the investment adviser to the Fund. This recommendation was based on several factors, including:

•	the desire to improve the Fund’s risk-return profile;
•	the desire to simplify the Fund’s structure by reducing the number of subadvisers to four, representing value, core, and growth components;
•	the same portfolio management team that currently subadvises a sleeve of the NVIT Multi-Manager Small Cap Growth Fund would subadvise the growth sleeve of the Fund; and
•	Oppenheimer’s internal resources, capability, and willingness to manage the Fund in accordance with its investment objective and principal investment strategies.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Eric E. Miller

Eric E. Miller
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania 19406
 (800) 848-6331

INFORMATION STATEMENT

The Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the NVIT Multi-Manager Small Company Fund (the “Fund”). All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of the date hereof, had selected the Fund as an underlying investment option within their variable contract will receive this Information Statement. This Information Statement will be sent to Contract Owners on or about September 29, 2011. The Information Statement is also available online at www.nationwide.com/mutualfundsshareholdernews. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Board, but without obtaining shareholder approval provided, among other things, that the Fund send to its respective shareholders (or, in this case, the Contract Owners who have selected the Fund as underlying investment options) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Fund is an investment portfolio or series of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Fund and supervises the Fund’s daily business affairs, subject to the supervision and direction of the Board. NFA selects subadviser(s) it believes will provide the Fund with high quality investment management services consistent with the Fund’s investment objective. NFA is responsible for the overall monitoring of the Fund’s subadviser(s).

Effective July 11, 2011, OppenheimerFunds, Inc. (“Oppenheimer”) began serving as subadviser to a portion of the Fund’s assets, following the termination of Aberdeen Asset Management, Inc. (“Aberdeen”) and Waddell & Reed Investment Management Company (“WRIMCO”). As a result of this change, assets of the Fund previously subadvised by other subadvisers are now subadvised by Oppenheimer.

Oppenheimer is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. Oppenheimer is paid by NFA from the fees NFA receives from the Fund. In accordance with procedures adopted by the Board, the subadviser of the Fund may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of Oppenheimer, located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281, as a new subadviser to the Fund. Oppenheimer began serving as the Fund’s subadviser on July 11, 2011, following action taken by the Board on June 15, 2011 to approve Oppenheimer as subadviser to the Fund. The decision by the Board to approve Oppenheimer as subadviser, as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA’s duties to select and supervise the Fund’s subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, a subadviser and recommending to the Board whether new subadvisers should be hired or whether a subadviser’s contract with the Trust should be renewed, modified, or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The Fund’s investment objective is to seek long-term growth of capital. Under normal circumstance, the Fund invests at least 80% of its net assets in equity securities of small-cap companies, pursuing a core style that reflects a blend of growth, value and other styles. Prior to July 11, 2011, the Fund consisted of five separate sleeves managed by different subadvisers, i.e., Putnam Investment Management, LLC (“Putnam”), Neuberger Berman Management LLC (“NB”), Morgan Stanley Investment Management, Inc. (“Morgan Stanley”), Waddell & Reed Investment Management Company (“W&R”), and Aberdeen Asset Management Inc. (“Aberdeen”). NFA had chosen these subadvisers because they approach investing in small-cap stocks in a different manner from each other.

As part of its ongoing monitoring duties, NFA reviewed the recent performance of the Fund and the allocation of the Fund’s assets among its subadvisers.  NFA determined that the current subadvisers, including the amounts allocated to each one, were not necessarily producing the most favorable risk-return characteristics or mandated investment style of the Fund. NFA analyzed the core, value and growth styles of the current subadvisers in terms of style consistency, long-term performance, risk levels and cross-correlations to the other managers over different time periods.   In an effort to simplify and rationalize the structure of the Fund, NFA concluded that by reducing the number of subadvisers, the Fund’s risk-return profile would improve and would provide certain expense reductions that could be shared with the Fund’s shareholders.  Consequently, NFA recommended that the Board (1) terminate Aberdeen and W&R as subadvisers to the Fund, (2) hire Oppenheimer to subadvise the growth sleeve of the Fund, along with Morgan Stanley, and (3) reallocate the Fund’s assets among the remaining current subadvisers,  Morgan Stanley, NB and Putnam.

Oppenheimer

Of the potential subadvisers that were evaluated, NFA found Oppenheimer to be the most qualified and appropriate candidate to subadvise the Fund considering the results of a detailed due diligence process as well as the Funds’ investment objectives and strategies, and the combination of its portfolio management style with those of Morgan Stanley, NB and Putnam.  Oppenheimer seeks companies with high growth potential using fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations and product development, as well as its position in its industry. Oppenheimer also evaluates research on particular industries, market trends and general economic conditions.  When seeking companies for investment, Oppenheimer considers the following factors:

•	companies with management that has a proven ability to handle rapid growth;
•	companies with innovative products or services; and
•	companies with above average growth profiles and what Oppenheimer believes to be sustainable growth rates.

Ronald J. Zibelli, Jr., CFA, is responsible for the day-to-day management of Oppenheimer’s portion of the Fund. Mr. Zibelli has been a Vice President of Oppenheimer since May 2006.  Prior to that, he was Managing Director and Small Cap Growth Team Leader for six years at Merrill Lynch Investment Managers.

Based on the foregoing considerations, NFA recommended to the Board that Oppenheimer be approved as subadviser to the Fund.

BOARD CONSIDERATIONS

At a Board meeting held in-person on June 15, 2011, the Board, none of the members of which are considered to be “interested persons” under the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustees”), discussed and unanimously approved the termination of Aberdeen and WRIMCO as subadvisers to the Fund and the hiring of Oppenheimer as subadviser to the Fund. The Trustees were provided with detailed materials relating to Oppenheimer in advance of and at the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the appointment of Oppenheimer and the possible effect on the Fund. The material factors and conclusions that formed the basis for the approval are discussed below.

The Nature, Extent, and Quality of the Services Provided by Oppenheimer as Subadviser. The Board considered the information provided by NFA relating to Oppenheimer, including information relating to the impact to the Fund’s risk/return profile anticipated by NFA by adding Oppenheimer to subadvise alongside Morgan Stanley, NB and Putnam. The Board also examined and considered the experience of the investment personnel of Oppenheimer that would be managing the Fund.  The Board concluded that the nature and extent of services was consistent with industry standards and that the quality of services was expected to be good.

Investment Performance. The Board evaluated the Fund’s investment performance and considered the performance of the portfolio managers who were expected to manage the Fund on behalf of Oppenheimer. The Board also reviewed the comparative performance of the Fund based on data provided by Lipper. The Board found that the historical investment performance record of Oppenheimer, in combination with various other factors, supported the conclusion  that the prospects were reasonable that Oppenheimer would provide satisfactory investment performance.

Fee Level. The Board considered the Fund’s overall fee level and noted that the overall expenses of the Fund would not increase due to the subadvisory agreement, as Oppenheimer’s fees are paid out of the advisory fee that NFA receives from the Fund. The Board concluded that the subadvisory fees to be paid to Oppenheimer were fair and reasonable in relation to the services and benefits provided to the Fund.

Economies of Scale. The Board noted that the Fund’s current advisory fee schedule does not include breakpoints, although the new subadvisory agreement with Oppenheimer does.  The Board considered whether the Fund would benefit from such subadvisory fee breakpoints, and whether economies of scale would likely be realized by NFA as the Fund grows and whether a reduction in the advisory fees paid by the Fund to NFA by means of breakpoints would be warranted.  In this regard, the Board noted that the new subadvisory agreement with Oppenheimer, together with the amendment of the current subadvisory agreements with NB and Putnam to reduce the subadvisory fees payable to them, presented NFA with a material reduction in the amount of aggregate fees it would be required to pay for subadvisory services to the Fund, and that NFA was willing to share a portion of such cost savings with the Fund’s shareholders by agreeing to voluntary advisory fee waivers.   The Board therefore concluded that the Fund’s asset levels and new or modified subadvisory fee arrangements did not warrant formal investment advisory contractual breakpoints at this time.

Profitability; Fall-Out Benefits. The Board considered the factor of profitability to Oppenheimer as a result of the subadvisory relationship with the Fund and concluded that profitability could only be assessed after a reasonable time of service under the new arrangement. In addition, the Board considered whether any “fall-out” or ancillary benefits would accrue to Oppenheimer as a result of its relationship with the Fund.

Terms of the Subadvisory Agreement. The Board reviewed the terms of the subadvisory agreement and noted that the non-compensatory terms are substantially similar in all material respects as the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers. The Board concluded that the terms were fair and reasonable.

Conclusion. Based on the totality of multiple factors taken together, instead of any single factor, the Board concluded that the approval of the subadvisory agreement was in the best interests of the Fund and its shareholders and unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

Oppenheimer has served as a subadviser to two funds of the Trust since 2008. The subadvisory agreement with Oppenheimer, dated October 1, 2008 (the “Agreement”), was approved by the Board on June 15, 2011 in order to add the Fund to the Agreement. In accordance with the Manager of Managers Order, the Agreement will not be submitted to the Fund’s shareholders for their approval. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, with respect to the Fund, has an initial term that expires on May 1, 2013 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated on not more than 60 days’ written notice by NFA, the Trust on behalf of the Fund, a majority of the outstanding voting securities of the Fund, or Oppenheimer. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual fee payable by NFA to Oppenheimer (as a percentage of the Fund’s average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of the Fund would remain the same under the Agreement, as Oppenheimer’s fee is paid out of the advisory fee that NFA receives from the Fund.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of the Fund’s assets to Oppenheimer and for overseeing and reviewing the performance of Oppenheimer. Oppenheimer is required to manage the Fund in accordance with the Fund’s investment objectives and policies, subject to the supervision of NFA and the Board.

Brokerage. Under the Agreement, Oppenheimer is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers Oppenheimer selects and to negotiate commissions to be paid on such transactions. In doing so, Oppenheimer is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, Oppenheimer and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the Fund’s shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

Oppenheimer is required, under the Agreement, to indemnify NFA, the Trust, the Fund, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of Oppenheimer’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties, or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA is required to indemnify Oppenheimer for any liability and expenses which may be sustained by Oppenheimer unless they were the result of Oppenheimer’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties, or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory changes. These provisions include a requirement that Oppenheimer establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits Oppenheimer to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain prohibitions on consultations between Oppenheimer and other subadvisers to funds affiliated with the Fund.

Further Information. The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement is on file with the SEC and is available (i) in person at the SEC’s Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (ii) by mail by sending your request to SEC Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (upon payment of any applicable fees); or (iii) at the SEC’s website – http://www.sec.gov – through the EDGAR system.

OTHER INFORMATION ABOUT OPPENHEIMER

Oppenheimer is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281. The following table sets forth the name and principal occupation of the principal executive officer and each director of Oppenheimer. The address of each person listed below is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281.

Name	Title
William Francis Glavin	Chairman, Chief Executive Officer, President and Director
David Matthew Pfeffer	Executive Vice President, Chief Financial Officer, Director and Treasurer
Roger William Crandall	Director
Michael Thomas Rollings	Director
Elizabeth Ann Ward	Director

Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

MORE ABOUT FEES AND EXPENSES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2010, the Fund paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including the Independent Trustees, on March 11, 2011. The Investment Advisory Agreement was last approved by Fund shareholders on April 25, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the supervision and direction of the Board:
(i) sets overall investment strategy for the Fund; (ii) has overall supervisory responsibility for the general management and investment of the Fund’s assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the supervision and direction of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Fund’s business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, or by NFA, in each case, upon not more than 60 days’ written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of July 11, 2011, the Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of July 11, 2011, to the Trust’s knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Fund.

As of July 11, 2011, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

Although Contract Owners are not being asked to vote on the approval of Oppenheimer as subadviser to the Fund, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners. Whenever a matter affecting the Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Fund’s shareholders and to Contract Owners who have selected the Fund as an underlying mutual fund option. Shares of the Fund are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Fund as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will then vote the shares of the Fund attributable to the Contract Owners in accordance with Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of the Fund for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. As a result, those

Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund’s shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Fund is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. The address for NFA, NFD and NFM is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of Oppenheimer, nor do any such Officers or Trustees own securities issued by Oppenheimer or have any other material direct or indirect interest in Oppenheimer.

The Trust will furnish without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free (800) 848-6331. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

/s/ Eric E. Miller
Eric E. Miller, Secretary

September 21, 2011

EXHIBIT A

SUBADVISORY FEES

The annual fee payable by NFA to Oppenheimer (as a percentage of the Fund’s average daily net assets under Oppenheimer’s management) is set forth in the following table.

Fund	Subadvisory Fees
NVIT Multi-Manager Small Company Fund	0.45% on Aggregate Subadviser Assets+ up to $200 million; and 0.40% on Aggregate Subadviser Assets+ of $200 million and more.

† The term “Aggregate Subadviser Assets” means the aggregate amount of assets resulting from the combination of the assets of both the NVIT Multi-Manager Small Company Fund and the NVIT Multi-Manager Small Cap Growth Fund, also a series of the Trust, that are subadvised by Oppenheimer.

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the following table.

Fund	Advisory Fees
NVIT Multi-Manager Small Company Fund	0.93% of the Fund’s average daily net assets

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Fund to NFA for the fiscal year ended December 31, 2010. The amount indicated is net of waivers and reimbursements.

Fund	Advisory Fees
NVIT Multi-Manager Small Company Fund	$4,114,101

C-1

EXHIBIT D

As of July 11, 2011, the Fund had issued outstanding the shares in the amount set forth in the table below.

Fund	Number of Shares Outstanding
NVIT Multi-Manager Small Company Fund Class I	17,932,591.953
NVIT Multi-Manager Small Company Fund Class II	2,819,991.785
NVIT Multi-Manager Small Company Fund Class III	173,268.279
NVIT Multi-Manager Small Company Fund Class IV	1,223,196.394
NVIT Multi-Manager Small Company Fund Class Y	3,068,279.919

D-1

EXHIBIT E

As of July 11, 2011, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Funds:

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT Multi-Manager Small Company Fund Class Y
	Shares Owned	Percentage Held
NVIT	1,027,204.956	33.48%
Cardinal Capital Appreciation
3435 Stelzer Rd
Columbus, OH 43219
NVIT	1,000,538.283	32.61%
Cardinal Moderate
3435 Stelzer Rd
Columbus, OH 43219
NVIT	748,863.699	24.41%
Cardinal Balanced
3435 Stelzer Rd
Columbus, OH 43219
NVIT	242,263.798	7.90%
Cardinal Moderate Aggressive
3435 Stelzer Rd
Columbus, OH 43219
NVIT Multi-Manager Small Company Fund Class II
	Shares Owned	Percentage Held
NATIONWIDE LIFE INSURANCE COMPANY	2,575,926.230	91.35%
NWVAII
Po Box 182029
Columbus, OH 43218
NVIT Multi-Manager Small Company Fund Class I
	Shares Owned	Percentage Held
NATIONWIDE LIFE INSURANCE COMPANY	6,054,722.296	33.76%
NWVA9
Po Box 182029
Columbus, OH 43218
NATIONWIDE LIFE INSURANCE COMPANY	4,599,727.534	25.65%
NWVAII
Po Box 182029
Columbus, OH 43218
NATIONWIDE LIFE INSURANCE COMPANY	2,936,774.378	16.38%
NWVLI4
Po Box 182029
Columbus, OH 43218
NATIONWIDE LIFE INSURANCE COMPANY	1,003,533.018	5.60%
NWVLI2
Po Box 182029
Columbus, OH 43218
NATIONWIDE LIFE INSURANCE COMPANY	948,536.322	5.29%
DCVA
Po Box 182029
Columbus, OH 43218
NVIT Multi-Manager Small Company Fund Class IV
	Shares Owned	Percentage Held
NATIONWIDE LIFE INSURANCE COMPANY	976,516.312	79.83%
Pmlic-Vli
Po Box 18029
Columbus, OH 43218
NATIONWIDE LIFE AND ANNUITY INSURANCE CO	130,110.264	10.64%
Placa-Va
Po Box 182029
Columbus, OH 43218
NVIT Multi-Manager Small Company Fund Class VI
	Shares Owned	Percentage Held
NATIONWIDE LIFE AND ANNUITY INSURANCE CO	101,066.767	8.26%
Placa-Vli
Po Box 182029
Columbus, OH 43218
NVIT Multi-Manager Small Company Fund Class III
	Shares Owned	Percentage Held
NATIONWIDE LIFE INSURANCE COMPANY	163,793.933	94.53%
Nwva4
Po Box 182029
Columbus, OH 43218

E-1

NATIONWIDE VARIABLE INSURANCE TRUST
1000 Continental Drive, Suite 400
King of Prussia, Pennsylvania, 19406
(800) 848-6331

NVIT Multi-Manager Small Company Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete information statement that is available to you on the internet relating to the NVIT Multi-Manager Small Company Fund (the “Fund”) of Nationwide Variable Insurance Trust (the “Trust”).  We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: Information Statement

The Information Statement details a recent subadviser change relating to the Fund. Specifically, the Board of Trustees of the Trust (the “Board”) has approved the selection of OppenheimerFunds, Inc. (“Oppenheimer”) to serve as a new subadviser to the Fund. At the same time, the Board approved the termination of Aberdeen Asset Management, Inc. (“Aberdeen”) and Waddell & Reed Investment Management Company (“WRIMCO”) as subadvisers to the Fund. These changes became effective on July 11, 2011.  The Trust has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that allows certain subadviser changes to be made without shareholder approval (the “Manager of Managers Order”). The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

The full information statement will be available on the Fund’s website at http://www.nationwide.com/mutualfundsshareholdernews until December 31, 2011.  A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Fund at (877) 708-3611

If you want to receive a paper or e-mail copy of the above listed document, you must request one.  There is no charge to you for requesting a copy.